Exhibit 99.2

PMA Capital Corporation
Statistical Supplement
Second Quarter - 2006

Table of Contents
	Page
Consolidated Highlights:
Selected Financial Data - Second Quarter			1
Selected Financial Data - Year-to-date			2
Consolidated Statements of Operations - Per Share Data			3
Consolidated Statements of Operations - Second Quarter			5
Consolidated Statements of Operations - Year-to-date			6
Consolidated Balance Sheets			7
Invested Assets and Net Investment Income; Debt			8

Segment Information:
Statements of Operations - Consolidating - Year-to-date	9	-	10
Statements of Operations - Consolidating - Second Quarter	11	-	12
Statements of Operations - PMA Insurance Group			13
Insurance Ratios - PMA Insurance Group			14
Statements of Operations - Run-off Operations			15
Statements of Operations - Corporate & Other			16

Operating Cash Flow Information:
Operating Cash Flows - Consolidated			17
Operating Cash Flows - PMA Insurance Group			18
Operating Cash Flows - Run-off Operations			19

Statutory Financial Information:
Statutory Surplus; Statutory Financial Information - PMA Pool			20

Other Information:
Industry Ratings and Market Information			21

Legend:
NM - Not Meaningful

Note: Operating income (loss), which we define as GAAP net income (loss) excluding net realized investment gains and losses, is the financial performance measure used by our management and Board of Directors to evaluate and assess the results of our business segments because (i) net realized investment gains and losses are unpredictable and not necessarily indicative of current operating fundamentals or future performance of the business segments and (ii) in many instances, decisions to buy and sell securities are made at the holding company level, and such decisions result in net realized gains and losses that do not relate to the operations of the individual segments. Operating income (loss)
does not replace net income (loss) as the GAAP measure of our consolidated results of operations. See pages 1 and 2 for reconciliations of operating results by segment to GAAP net income (loss).

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2005	2005	2005	2006	2006	Quarter

Net Premiums Written by Segment:
PMA Insurance Group	$82,103	$116,877	$71,339	$113,390	$85,639	4.3%
Run-off Operations	1,504	789	3,028	606	527	-65.0%
Corporate & Other	(220)	(195)	(209)	(168)	(213)	3.2%
Net premiums written	$83,387	$117,471	$74,158	$113,828	$85,953	3.1%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$4,941	$6,600	$3,867	$8,141	$6,671	35.0%
Run-off Operations	1,133	(258)	1,838	161	428	-62.2%
Corporate & Other	(5,721)	(5,609)	(6,722)	(6,139)	(6,128)	-7.1%
Pre-tax operating income (loss)	353	733	(1,017)	2,163	971	NM
Net realized investment gains (losses)	(265)	483	(1,084)	1,818	(1,978)	NM
Pre-tax income (loss)	88	1,216	(2,101)	3,981	(1,007)	NM
Income tax expense (benefit)	71	476	(875)	1,500	(245)	NM
Net income (loss)	$17	$740	$(1,226)	$2,481	$(762)	NM
After-tax operating income (loss)	$189	$426	$(521)	$1,299	$524	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$-	$0.02	$(0.04)	$0.08	$(0.02)	NM
Less the impact of:
Realized gains (losses) after tax	(0.01)	0.01	(0.02)	0.04	(0.04)	NM
After-tax operating income (loss)	$0.01	$0.01	$(0.02)	$0.04	$0.02	100.0%

Capitalization:
Debt	$208,586	$216,808	$196,181	$189,181	$148,303	-28.9%
Shareholders' equity excluding FAS 115 unrealized gain (loss)	412,330	413,513	409,019	413,516	417,064	1.1%
Total capitalization excluding FAS 115 unrealized gain (loss)	620,916	630,321	605,200	602,697	565,367	-8.9%
FAS 115 unrealized gain (loss)	17,266	1,151	(2,796)	(13,941)	(18,733)	NM
Total capitalization including FAS 115 unrealized gain (loss)	$638,182	$631,472	$602,404	$588,756	$546,634	-14.3%

Book Value Per Share:
Excluding FAS 115 unrealized gain (loss)	$12.93	$12.94	$12.79	$12.83	$12.79	-1.1%
Including FAS 115 unrealized gain (loss)	$13.47	$12.98	$12.70	$12.39	$12.21	-9.4%

Debt to Total Capital:
Excluding FAS 115 unrealized gain (loss)	33.6%	34.4%	32.4%	31.4%	26.2%	-22.0%
Including FAS 115 unrealized gain (loss)	32.7%	34.3%	32.6%	32.1%	27.1%	-17.1%

Interest Coverage:
Income before interest and income taxes
to interest expense	1.02	1.30	0.47	2.03	0.73	-28.4%

Operating income before interest and income taxes
to interest expense	1.09	1.18	0.75	1.56	1.26	15.6%

PMA Capital Corporation
Selected Financial Data
(Dollar Amounts in Thousands, Except Per Share Data)

	Six	Six	% Change
	Months	Months	Six
	2006	2005	Months

Net Premiums Written by Segment:
PMA Insurance Group	$199,029	$187,577	6.1%
Run-off Operations	1,133	6,433	-82.4%
Corporate & Other	(381)	(414)	8.0%
Net premiums written	$199,781	$193,596	3.2%

Major Components of Net Income (Loss):
Pre-tax operating income (loss) by segment:
PMA Insurance Group	$14,812	$11,553	28.2%
Run-off Operations	589	(28,513)	NM
Corporate & Other	(12,267)	(11,888)	-3.2%
Pre-tax operating income (loss)	3,134	(28,848)	NM
Net realized investment gains (losses)	(160)	2,718	NM
Pre-tax income (loss)	2,974	(26,130)	NM
Income tax expense (benefit)	1,255	(5,596)	NM
Net income (loss)	$1,719	$(20,534)	NM
After-tax operating income (loss)	$1,823	$(22,301)	NM

Diluted Earnings (Loss) Per Share:
Net income (loss)	$0.05	$(0.65)	NM
Less the impact of:
Realized gains (losses) after tax	(0.01)	0.06	NM
After-tax operating income (loss)	$0.06	$(0.71)	NM

PMA Capital Corporation
Consolidated Statements of Operations - Per Share Data

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006	2006	2005

Diluted Earnings (Loss) Per Share:

Net income (loss)	$-	$0.02	$(0.04)	$0.08	$(0.02)	$0.05	$(0.65)

Pre-tax operating income (loss)	$0.01	$0.02	$(0.03)	$0.07	$0.03	$0.10	$(0.91)

After-tax operating income (loss)	$0.01	$0.01	$(0.02)	$0.04	$0.02	$0.06	$(0.71)

Diluted weighted average common
shares outstanding	32,015,127	32,244,295	31,833,384	32,405,934	32,132,618	32,540,905	31,559,468

Dividends declared:
Class A Common stock	$-	$-	$-	$-	$-	$-	$-

Actual common shares issued
and outstanding	31,885,541	31,956,983	31,983,283	32,239,288	32,613,234	32,613,234	31,885,541

Class A Common Stock prices:
High	$9.00	$9.50	$9.73	$10.43	$10.49	$10.49	$10.65
Low	$5.91	$7.83	$7.99	$8.68	$9.24	$8.68	$5.91
Close	$8.83	$8.78	$9.13	$10.18	$10.30	$10.30	$8.83

This Page Intentionally Left Blank

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	2nd	3rd	4th	1st	2nd	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	2nd
	2005	2005	2005	2006	2006	Quarter

Gross Premiums Written	$95,069	$130,106	$87,240	$133,967	$100,075	5.3%

Net Premiums Written	$83,387	$117,471	$74,158	$113,828	$85,953	3.1%

Revenues:
Net premiums earned	$88,720	$92,223	$99,364	$91,659	$94,922	7.0%
Net investment income	12,542	12,648	11,761	11,400	11,058	-11.8%
Net realized investment gains (losses)	(265)	483	(1,084)	1,818	(1,978)	NM
Other revenues	4,939	6,209	6,946	7,104	7,286	47.5%
Total revenues	105,936	111,563	116,987	111,981	111,288	5.1%

Expenses:
Losses and loss adjustment expenses	63,261	68,112	69,713	65,393	66,379	4.9%
Acquisition expenses	17,983	19,691	19,536	17,325	19,552	8.7%
Operating expenses	18,802	17,872	23,499	19,987	21,580	14.8%
Dividends to policyholders	1,762	567	2,343	1,422	1,011	-42.6%
Interest expense	4,040	4,105	3,997	3,873	3,773	-6.6%
Total losses and expenses	105,848	110,347	119,088	108,000	112,295	6.1%

Pre-tax income (loss)	88	1,216	(2,101)	3,981	(1,007)	NM

Income tax expense (benefit):
Current	-	-	-	-	-	NM
Deferred	71	476	(875)	1,500	(245)	NM

Total income tax expense (benefit)	71	476	(875)	1,500	(245)	NM

Net income (loss)	$17	$740	$(1,226)	$2,481	$(762)	NM

Pre-tax operating income (loss)	$353	$733	$(1,017)	$2,163	$971	NM

After-tax operating income (loss)	$189	$426	$(521)	$1,299	$524	NM

PMA Capital Corporation
Consolidated Statements of Operations
(In Thousands)

	Six	Six	% Change
	Months	Months	Six
	2006	2005	Months

Gross Premiums Written	$234,042	$216,382	8.2%

Net Premiums Written	$199,781	$193,596	3.2%

Revenues:
Net premiums earned	$186,581	$176,443	5.7%
Net investment income	22,458	24,254	-7.4%
Net realized investment gains (losses)	(160)	2,718	NM
Other revenues	14,390	11,131	29.3%
Total revenues	223,269	214,546	4.1%

Expenses:
Losses and loss adjustment expenses	131,772	157,249	-16.2%
Acquisition expenses	36,877	36,654	0.6%
Operating expenses	41,567	36,500	13.9%
Dividends to policyholders	2,433	2,264	7.5%
Interest expense	7,646	8,009	-4.5%
Total losses and expenses	220,295	240,676	-8.5%

Pre-tax income (loss)	2,974	(26,130)	NM

Income tax expense (benefit):
Current	-	-	NM
Deferred	1,255	(5,596)	NM

Total income tax expense (benefit)	1,255	(5,596)	NM

Net income (loss)	$1,719	$(20,534)	NM

Pre-tax operating income (loss)	$3,134	$(28,848)	NM

After-tax operating income (loss)	$1,823	$(22,301)	NM

PMA Capital Corporation
Consolidated Balance Sheets
(In Thousands)

	2nd	3rd	4th	1st	2nd
	Quarter	Quarter	Quarter	Quarter	Quarter
	2005	2005	2005	2006	2006

Assets:
Investments in fixed maturities available for sale	$1,256,169	$1,184,301	$1,049,254	$994,972	$913,376
Short-term investments	61,058	67,636	57,997	63,641	70,994
Short-term investments, loaned securities collateral	90,114	63,751	-	9,991	4,771
Total investments	1,407,341	1,315,688	1,107,251	1,068,604	989,141

Cash	30,464	43,282	30,239	13,667	26,004
Accrued investment income	14,147	13,703	11,528	11,395	9,312
Premiums receivable	183,713	212,847	197,582	209,354	205,825
Reinsurance receivables	1,129,857	1,115,953	1,094,674	1,086,830	1,071,332
Deferred income taxes	90,301	98,568	103,656	107,908	110,452
Deferred acquisition costs	34,655	39,432	34,236	39,308	37,336
Funds held by reinsureds	150,078	153,064	146,374	148,512	151,873
Other assets	169,028	167,192	162,505	179,061	171,713
Total assets	$3,209,584	$3,159,729	$2,888,045	$2,864,639	$2,772,988

Liabilities:
Unpaid losses and loss adjustment expenses	$2,005,386	$1,966,907	$1,820,043	$1,776,822	$1,727,369
Unearned premiums	175,025	199,153	173,432	199,129	189,140
Debt	208,586	216,808	196,181	189,181	148,303
Accounts payable, accrued expenses
and other liabilities	191,309	198,441	209,654	205,114	220,350
Funds held under reinsurance treaties	105,572	96,067	78,058	79,815	79,966
Dividends to policyholders	3,992	3,931	4,452	4,998	4,725
Payable under securities loan agreements	90,118	63,758	2	10,005	4,804
Total liabilities	2,779,988	2,745,065	2,481,822	2,465,064	2,374,657

Shareholders' Equity:
Class A Common stock	171,090	171,090	171,090	171,090	171,090
Additional paid-in capital	109,331	109,331	109,331	110,042	110,552
Retained earnings	188,532	188,409	187,265	185,393	180,626
Accumulated other comprehensive income (loss)	1,377	(14,861)	(22,684)	(33,358)	(37,630)
Treasury stock, at cost	(40,734)	(39,305)	(38,779)	(33,592)	(26,307)
Total shareholders' equity	429,596	414,664	406,223	399,575	398,331
Total liabilities and shareholders' equity	$3,209,584	$3,159,729	$2,888,045	$2,864,639	$2,772,988

PMA Capital Corporation
Invested Assets and Net Investment Income
(Dollars in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006	2006	2005

Total Investments & Cash
As reported	$1,437,805	$1,358,970	$1,137,490	$1,082,271	$1,015,145	$1,015,145	$1,437,805
Less:
Securities lending activity	90,118	63,758	2	10,005	4,804	4,804	90,118
Unrealized gain (loss)	26,563	1,771	(4,302)	(21,448)	(28,820)	(28,820)	26,563
Total adjusted investments & cash	$1,321,124	$1,293,441	$1,141,790	$1,093,714	$1,039,161	$1,039,161	$1,321,124

Net Investment Income
As reported	$12,542	$12,648	$11,761	$11,400	$11,058	$22,458	$24,254
Funds held:
Assumed	129	535	545	335	537	872	316
Ceded	(1,871)	(1,694)	(1,897)	(1,519)	(1,643)	(3,162)	(4,308)
Total funds held	(1,742)	(1,159)	(1,352)	(1,184)	(1,106)	(2,290)	(3,992)

Total adjusted investment income	$14,284	$13,807	$13,113	$12,584	$12,164	$24,748	$28,246

Yield
As reported	3.42%	3.62%	3.77%	4.11%	4.22%	4.17%	3.31%
Investment portfolio	4.21%	4.22%	4.31%	4.50%	4.56%	4.53%	4.08%

Duration (in years)	3.9	3.7	3.7	3.7	3.5	3.5	3.9

PMA Capital Corporation
Debt
(Dollars in Thousands)

		Amount
		Outstanding	Maturity
	6.50% convertible debt	$32,165	2022[1]
	Derivative component of 6.50% convertible debt	4,953
	4.25% convertible debt	655	2022[2]
	8.50% senior notes	57,500	2018
	Junior subordinated debt [3]	43,816	2033
	Surplus notes [4]	10,000	2035
	Unamortized debt discount	(786)
	Total long-term debt	$148,303

[1]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on June 30, 2009 at 114% of the principal amount. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share for $29.7 million principal amount and $15.891 per share for $2.5 million principal amount.

[2]
Holders of this debt, at their option, may require us to repurchase all or a portion of their debentures on September 30, 2006, 2008, 2010, 2012 and 2017. This debt may be converted at any time, at the holder's option, at a current price of $16.368 per share.

[3]	Weighted average interest rate on junior subordinated debt is 9.39% as of June 30, 2006.
[4]	Interest rate on surplus notes is 9.63% as of June 30, 2006.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$233,065	$(381)	$1,358	$234,042

Net Premiums Written	$199,029	$(381)	$1,133	$199,781

Revenues:
Net premiums earned	$186,024	$(381)	$938	$186,581
Net investment income	17,312	(463)	5,609	22,458
Other revenues	14,239	151	-	14,390
Operating revenues	217,575	(693)	6,547	223,429

Losses and Expenses:
Losses and loss adjustment expenses	132,201	-	(429)	131,772
Acquisition expenses	37,142	-	(265)	36,877
Operating expenses	30,518	4,397	6,652	41,567
Dividends to policyholders	2,433	-	-	2,433
Total losses and expenses	202,294	4,397	5,958	212,649

Operating income (loss) before income taxes
and interest expense	15,281	(5,090)	589	10,780

Interest expense	469	7,177	-	7,646

Pre-tax operating income (loss)	$14,812	$(12,267)	$589	3,134

Net realized investment losses				(160)

Pre-tax income				$2,974

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Six Months Ended June 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$209,952	$(414)	$6,844	$216,382

Net Premiums Written	$187,577	$(414)	$6,433	$193,596

Revenues:
Net premiums earned	$170,241	$(414)	$6,616	$176,443
Net investment income	15,257	528	8,469	24,254
Other revenues	10,871	260	-	11,131
Operating revenues	196,369	374	15,085	211,828

Losses and Expenses:
Losses and loss adjustment expenses	123,549	-	33,700	157,249
Acquisition expenses	34,021	-	2,633	36,654
Operating expenses	24,982	4,253	7,265	36,500
Dividends to policyholders	2,264	-	-	2,264
Total losses and expenses	184,816	4,253	43,598	232,667

Operating income (loss) before income taxes
and interest expense	11,553	(3,879)	(28,513)	(20,839)

Interest expense	-	8,009	-	8,009

Pre-tax operating income (loss)	$11,553	$(11,888)	$(28,513)	(28,848)

Net realized investment gains				2,718

Pre-tax loss				$(26,130)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2006
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$99,328	$(213)	$960	$100,075

Net Premiums Written	$85,639	$(213)	$527	$85,953

Revenues:
Net premiums earned	$94,803	$(213)	$332	$94,922
Net investment income	8,753	(103)	2,408	11,058
Other revenues	7,165	121	-	7,286
Operating revenues	110,721	(195)	2,740	113,266

Losses and Expenses:
Losses and loss adjustment expenses	67,682	-	(1,303)	66,379
Acquisition expenses	18,923	-	629	19,552
Operating expenses	16,193	2,401	2,986	21,580
Dividends to policyholders	1,011	-	-	1,011
Total losses and expenses	103,809	2,401	2,312	108,522

Operating income (loss) before income taxes
and interest expense	6,912	(2,596)	428	4,744

Interest expense	241	3,532	-	3,773

Pre-tax operating income (loss)	$6,671	$(6,128)	$428	971

Net realized investment losses				(1,978)

Pre-tax loss				$(1,007)

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - Consolidating
Three Months Ended June 30, 2005
(In Thousands)

	PMA
	Insurance	Corporate	Run-off
	Group	& Other[1]	Operations	Consolidated

Gross Premiums Written	$93,680	$(220)	$1,609	$95,069

Net Premiums Written	$82,103	$(220)	$1,504	$83,387

Revenues:
Net premiums earned	$85,541	$(220)	$3,399	$88,720
Net investment income	7,716	257	4,569	12,542
Other revenues	4,906	33	-	4,939
Operating revenues	98,163	70	7,968	106,201

Losses and Expenses:
Losses and loss adjustment expenses	61,331	-	1,930	63,261
Acquisition expenses	17,254	-	729	17,983
Operating expenses	12,875	1,751	4,176	18,802
Dividends to policyholders	1,762	-	-	1,762
Total losses and expenses	93,222	1,751	6,835	101,808

Operating income (loss) before income taxes
and interest expense	4,941	(1,681)	1,133	4,393

Interest expense	-	4,040	-	4,040

Pre-tax operating income (loss)	$4,941	$(5,721)	$1,133	353

Net realized investment losses				(265)

Pre-tax income				$88

[1]	Corporate & Other includes the effect of eliminating transactions between the Insurance Operations.

PMA Capital Corporation
Statements of Operations - PMA Insurance Group
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2005	2005	2005	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$93,680	$129,163	$82,490	$133,737	$99,328	$233,065	$209,952	6.0%	11.0%

Net Premiums Written	$82,103	$116,877	$71,339	$113,390	$85,639	$199,029	$187,577	4.3%	6.1%

Revenues:
Net premiums earned	$85,541	$92,214	$96,187	$91,221	$94,803	$186,024	$170,241	10.8%	9.3%
Net investment income	7,716	8,160	8,328	8,559	8,753	17,312	15,257	13.4%	13.5%
Other revenues	4,906	6,172	6,837	7,074	7,165	14,239	10,871	46.0%	31.0%
Total revenues	98,163	106,546	111,352	106,854	110,721	217,575	196,369	12.8%	10.8%

Losses and Expenses:
Losses and loss adjustment expenses	61,331	67,995	68,732	64,519	67,682	132,201	123,549	10.4%	7.0%
Acquisition expenses	17,254	18,279	18,998	18,219	18,923	37,142	34,021	9.7%	9.2%
Operating expenses	12,875	13,100	17,191	14,325	16,193	30,518	24,982	25.8%	22.2%
Dividends to policyholders	1,762	567	2,343	1,422	1,011	2,433	2,264	-42.6%	7.5%
Total losses and expenses	93,222	99,941	107,264	98,485	103,809	202,294	184,816	11.4%	9.5%

Operating income before income taxes
and interest expense	4,941	6,605	4,088	8,369	6,912	15,281	11,553	39.9%	32.3%

Interest expense	-	5	221	228	241	469	-	NM	NM

Pre-tax operating income	$4,941	$6,600	$3,867	$8,141	$6,671	$14,812	$11,553	35.0%	28.2%

PMA Capital Corporation
Insurance Ratios - PMA Insurance Group

	2nd Quarter 2005	3rd Quarter 2005	4th Quarter 2005	1st Quarter 2006	2nd Quarter 2006	Six Months 2006	Six Months 2005	Point Chg. 2nd Quarter Better (Worse)	Point Chg. Six Months Better (Worse)

Ratios - GAAP Basis:

Loss and LAE ratio	71.7%	73.7%	71.5%	70.7%	71.4%	71.1%	72.6%	0.3	1.5

Expense ratio:
Acquisition expenses	20.2%	19.8%	19.8%	20.0%	20.0%	20.0%	20.0%	0.2	-
Operating expenses [1]	10.3%	9.2%	12.5%	9.8%	10.4%	10.1%	9.9%	(0.1)	(0.2)
Total expense ratio	30.5%	29.0%	32.3%	29.8%	30.4%	30.1%	29.9%	0.1	(0.2)

Policyholders' dividend ratio	2.1%	0.6%	2.4%	1.6%	1.1%	1.3%	1.3%	1.0	-
Combined ratio	104.3%	103.3%	106.2%	102.1%	102.9%	102.5%	103.8%	1.4	1.3

Net investment income ratio	-9.0%	-8.8%	-8.7%	-9.4%	-9.2%	-9.3%	-9.0%	0.2	0.3
Operating ratio	95.3%	94.5%	97.5%	92.7%	93.7%	93.2%	94.8%	1.6	1.6

[1]	The operating expense ratio equals insurance-related operating expenses divided by net premiums earned. Insurance-related operating expenses were $8.9 million, $8.4 million, $12.1 million, $8.9 million and $10.0 million for the second, third and fourth quarters of 2005 and the first and second quarters of 2006, respectively.

PMA Capital Corporation
Statements of Operations - Run-off Operations
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2005	2005	2005	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$1,609	$1,138	$4,959	$398	$960	$1,358	$6,844	-40.3%	-80.2%

Net Premiums Written	$1,504	$789	$3,028	$606	$527	$1,133	$6,433	-65.0%	-82.4%

Revenues:
Net premiums earned	$3,399	$204	$3,386	$606	$332	$938	$6,616	-90.2%	-85.8%
Net investment income	4,569	4,217	3,652	3,201	2,408	5,609	8,469	-47.3%	-33.8%
Total revenues	7,968	4,421	7,038	3,807	2,740	6,547	15,085	-65.6%	-56.6%

Losses and Expenses:
Losses and loss adjustment expenses	1,930	117	981	874	(1,303)	(429)	33,700	NM	NM
Acquisition expenses	729	1,412	538	(894)	629	(265)	2,633	-13.7%	NM
Operating expenses	4,176	3,150	3,681	3,666	2,986	6,652	7,265	-28.5%	-8.4%
Total losses and expenses	6,835	4,679	5,200	3,646	2,312	5,958	43,598	-66.2%	-86.3%

Pre-tax operating income (loss)	$1,133	$(258)	$1,838	$161	$428	$589	$(28,513)	-62.2%	NM

PMA Capital Corporation
Statements of Operations - Corporate & Other
(Dollar Amounts in Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six	% Change	% Change
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months	2nd	Six
	2005	2005	2005	2006	2006	2006	2005	Quarter	Months

Gross Premiums Written	$(220)	$(195)	$(209)	$(168)	$(213)	$(381)	$(414)	3.2%	8.0%

Net Premiums Written	$(220)	$(195)	$(209)	$(168)	$(213)	$(381)	$(414)	3.2%	8.0%

Revenues:
Net premiums earned	$(220)	$(195)	$(209)	$(168)	$(213)	$(381)	$(414)	3.2%	8.0%
Net investment income	257	271	(219)	(360)	(103)	(463)	528	NM	NM
Other revenues	33	37	109	30	121	151	260	NM	-41.9%
Total revenues	70	113	(319)	(498)	(195)	(693)	374	NM	NM

Losses and Expenses:
Operating expenses	1,751	1,622	2,627	1,996	2,401	4,397	4,253	37.1%	3.4%
Total losses and expenses	1,751	1,622	2,627	1,996	2,401	4,397	4,253	37.1%	3.4%

Operating loss before income taxes
and interest expense	(1,681)	(1,509)	(2,946)	(2,494)	(2,596)	(5,090)	(3,879)	-54.4%	-31.2%

Interest expense	4,040	4,100	3,776	3,645	3,532	7,177	8,009	-12.6%	-10.4%

Pre-tax operating loss	$(5,721)	$(5,609)	$(6,722)	$(6,139)	$(6,128)	$(12,267)	$(11,888)	-7.1%	-3.2%

PMA Capital Corporation
Operating Cash Flows - Consolidated
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$108,706	$90,858	$98,661	$104,991	$96,652	$201,643	$205,381
Investment income received	14,656	15,942	16,393	15,368	14,890	30,258	29,470
Total receipts	123,362	106,800	115,054	120,359	111,542	231,901	234,851

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	14,240	16,593	20,720	3,496	17,337	20,833	18,052
Losses and LAE paid - prior years	134,182	86,329	174,212	92,597	92,004	184,601	246,494
Total losses and LAE paid	148,422	102,922	194,932	96,093	109,341	205,434	264,546
Insurance operating expenses paid	39,585	39,009	27,271	46,203	39,618	85,821	78,217
Policyholders' dividends paid	1,284	820	531	246	397	643	3,399
Interest on corporate debt	1,987	5,327	2,197	4,791	2,965	7,756	6,374
Total disbursements	191,278	148,078	224,931	147,333	152,321	299,654	352,536

Net other	1,046	3,564	(15,349)	(12,368)	7,406	(4,962)	8,304

Net operating cash flows	$(66,870)	$(37,714)	$(125,226)	$(39,342)	$(33,373)	$(72,715)	$(109,381)

PMA Capital Corporation
Operating Cash Flows - PMA Insurance Group
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006	2006	2005

Receipts:
Premiums and other revenues collected	$100,170	$91,212	$97,910	$99,740	$94,320	$194,060	$193,318
Investment income received	9,682	10,262	10,606	10,479	10,598	21,077	19,086
Total receipts	109,852	101,474	108,516	110,219	104,918	215,137	212,404

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	14,233	16,584	20,720	3,496	17,337	20,833	18,043
Losses and LAE paid - prior years	69,276	55,520	43,853	65,113	57,537	122,650	142,275
Total Losses and LAE paid	83,509	72,104	64,573	68,609	74,874	143,483	160,318
Insurance operating expenses paid	36,988	33,988	23,305	42,110	35,129	77,239	71,226
Policyholders' dividends paid	1,284	820	531	246	397	643	3,399
Interest on corporate debt	-	-	80	224	227	451	-
Total disbursements	121,781	106,912	88,489	111,189	110,627	221,816	234,943

Net other	2,002	6,012	(18,742)	(6,376)	1,955	(4,421)	15,762

Net operating cash flows	$(9,927)	$574	$1,285	$(7,346)	$(3,754)	$(11,100)	$(6,777)

PMA Capital Corporation
Operating Cash Flows - Run-off Operations
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006	2006	2005

Receipts:
Premiums collected	$8,536	$(354)	$751	$5,251	$2,332	$7,583	$12,063
Investment income received	4,974	5,680	5,787	4,889	4,292	9,181	10,384
Total receipts	13,510	5,326	6,538	10,140	6,624	16,764	22,447

Disbursements:
Losses and LAE paid:
Losses and LAE paid - current year	7	9	-	-	-	-	9
Losses and LAE paid - prior years	64,906	30,809	130,359	27,484	34,467	61,951	104,219
Total losses and LAE paid	64,913	30,818	130,359	27,484	34,467	61,951	104,228
Insurance operating expenses paid	2,597	5,021	3,966	4,093	4,489	8,582	6,991
Total disbursements	67,510	35,839	134,325	31,577	38,956	70,533	111,219

Net other	(4,890)	(1,912)	4,004	1,083	1,775	2,858	(4,964)

Net operating cash flows	$(58,890)	$(32,425)	$(123,783)	$(20,354)	$(30,557)	$(50,911)	$(93,736)

PMA Capital Corporation
Statutory Surplus
(In Thousands)

	2nd	3rd		4th		1st		2nd
	Quarter	Quarter		Quarter		Quarter		Quarter
	2005	2005		2005		2006		2006[1]

PMA Pool [2]	$299,219	$311,802	[5]	$315,056	[5]	$316,726	[5]	$321,114	[4,5]
PMA Capital Insurance Company [3]	215,348	210,663		204,920		203,261		125,989	[4,6]

PMA Capital Corporation
Statutory Financial Information - PMA Pool [2]
(In Thousands)

	2nd	3rd	4th	1st	2nd	Six	Six
	Quarter	Quarter	Quarter	Quarter	Quarter	Months	Months
	2005	2005	2005	2006	2006[1]	2006[1]	2005

Net Premiums Written:
Workers' Compensation & Integrated
Disability	$70,944	$101,435	$63,086	$100,096	$76,602	$176,698	$165,681
Other Commercial Lines	10,998	13,487	4,723	11,048	6,687	17,735	21,785
Total - PMA Pool	$81,942	$114,922	$67,809	$111,144	$83,289	$194,433	$187,466

Statutory Ratios:
Loss and LAE ratio	73.0%	73.3%	73.0%	71.5%	72.5%	72.0%	73.2%
Underwriting expense ratio	30.2%	25.1%	32.5%	24.6%	31.6%	27.6%	27.4%
Policyholders' dividend ratio	0.8%	0.8%	1.1%	0.9%	0.1%	0.5%	0.9%
Combined ratio	104.0%	99.2%	106.6%	97.0%	104.2%	100.1%	101.5%
Operating ratio	95.2%	91.2%	98.6%	88.4%	96.0%	91.7%	93.0%

[1]	Estimated.
[2]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[3]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is currently in run-off.
[4]	Includes unassigned surplus of $141.8 million and $5.9 million for the PMA Pool and PMA Capital Insurance Company, respectively.
[5]	Includes $10 million related to surplus notes.
[6]	In May 2006, PMA Capital Insurance Company paid an extraordinary dividend in the amount of $73.5 million to its parent, PMA Capital Corporation.

PMA Capital Corporation
Industry Ratings and Market Information

Transfer Agent and Registrar:		Inquiries:
American Stock Transfer & Trust Company		William E. Hitselberger
Shareholder Relations		Chief Financial Officer
59 Maiden Lane – Plaza Level		215.665.5070
New York, NY 10038		e-mail: bhitselberger@pmacapital.com
www.amstock.com
Investor Relations
Phone Inquiries:		215.665.5046
800.937.5449		investorrelations@pmacapital.com

Email Inquiries:		Company Website:
info@amstock.com		www.pmacapital.com

Securities Listing:
The Corporation's Class A Common Stock is listed
on the NASDAQ Stock Market®. It trades under
the stock symbol: PMACA.

Financial Strength Ratings (as of 8/02/2006):

	A.M. Best	Moody's
PMA Pool [1]	A- (4th of 16)	Ba1 (11th of 21)
PMA Capital Insurance Company [2]	B+ (6th of 16)	B1 (14th of 21)

[1]	The PMA Pool is comprised of Pennsylvania Manufacturers' Association Insurance Company, Manufacturers Alliance Insurance Company and Pennsylvania Manufacturers Indemnity Company.
[2]	In November 2003, we announced our decision to withdraw from the reinsurance business previously served by PMA Capital Insurance Company. The reinsurance business is in run-off.